                                   EXHIBIT 21
                           SUBSIDIARIES OF THE COMPANY

The following is a list of subsidiaries of the Company as of December 31, 2000. The Company's bank subsidiaries which have the words "National Association" (N.A.), "National", or "Federal Savings Bank" (FSB) in their respective titles are organized under the laws of the United States; and all state bank subsidiaries are incorporated under the laws of the state in which each is domiciled. Each non-bank subsidiary is incorporated or organized in the jurisdiction appearing opposite its name.

BANK SUBSIDIARIES

ALASKA
National Bank of Alaska

ARIZONA
Wells Fargo Bank Arizona, N.A

CALIFORNIA
Wells Fargo Bank, N.A.
Wells Fargo Bank, Ltd.
Wells Fargo Central Bank
Wells Fargo HSBC Trade Bank, N.A.

COLORADO
Wells Fargo Bank West, N.A.
Wells Fargo Bank Grand Junction, N.A.
Wells Fargo Bank Grand Junction-Downtown, N.A.

ILLINOIS
Wells Fargo Bank Illinois, N.A.

INDIANA
Wells Fargo Bank Indiana, N.A.

IOWA
Brenton Bank
Brenton Savings Bank, FSB
Wells Fargo Bank Iowa, N.A.
Wells Fargo Financial National Bank

MICHIGAN
Wells Fargo Bank Michigan, N.A.

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MINNESOTA
The Buffalo National Bank
Wells Fargo Bank Minnesota, N.A.
WF National Bank South Central

MONTANA
Wells Fargo Bank Montana, N.A.

NEBRASKA
Wells Fargo Bank Nebraska, N.A.

NEVADA
First Security Bank of Nevada
Wells Fargo Bank Nevada, N.A.

NEW MEXICO
First Security Bank of New Mexico, N.A.
Wells Fargo Bank New Mexico, N.A.

NORTH DAKOTA
Wells Fargo Bank North Dakota, N.A.

OHIO
Wells Fargo Bank Ohio, N.A.

SOUTH DAKOTA
Wells Fargo Financial Bank
Wells Fargo Bank South Dakota, N.A.

TEXAS
Wells Fargo Bank Texas, N.A.

UTAH
First Security Bank, N.A.

WISCONSIN
Wells Fargo Bank Wisconsin, N.A.

WYOMING
Wells Fargo Bank Wyoming, N.A.


EDGE ACT CORPORATIONS
Wells Fargo Bank International


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NON-BANK SUBSIDIARIES



                                                                                    JURISDICTION OF
                                                                                    INCORPORATION OR
DIRECTLY OWNED:                                                                     ORGANIZATION
---------------                                                                     ------------


1st Choice Financial Corp.                                                          Colorado
American Community Bank Group Service Corporation                                   Minnesota
Bancdata Processing Corporation                                                     Minnesota
Blackhawk Bancorporation                                                            Iowa
Brenton Banks, Inc.                                                                 Iowa
Buffalo National Bancshares, Inc.                                                   Minnesota
Bryan, Pendleton, Swats & McAllister, LLC                                           Tennessee
Charter Bancorporation, Inc.                                                        Arizona
Credisol, S.A.                                                                      Costa Rica
Emjay Corporation                                                                   Wisconsin
Farmers National Bancorp, Inc.                                                      Delaware
Fidelity Bancorporation, Inc.                                                       Delaware
Financiera El Sol, S.A.                                                             Panama
First Bancshares of Valley City, Inc.                                               North Dakota
First Commerce Bancshares, Inc.                                                     Nebraska
First Place Financial Corporation                                                   New Mexico
First Security Corporation                                                          Delaware
First Valley Delaware Financial Corporation                                         Delaware
GST Co.                                                                             Delaware
Goldenrod Asset Management                                                          Delaware
International Bancorporation, Inc.                                                  Minnesota
Island Finance (Aruba) N.V.                                                         Aruba
Island Finance (Bonaire) N.V.                                                       Netherlands Antilles
Island Finance (Curacao) N.V.                                                       Netherlands Antilles
Island Finance (St. Maarten) N.V.                                                   Netherlands Antilles
Island Finance Puerto Rico, Inc.                                                    Delaware
Island Finance Virgin Islands, Inc.                                                 Delaware
Little Mountain Bancshares, Inc.                                                    Minnesota
Lowry Hill Investment Advisors, Inc.                                                Minnesota
Mercantile Financial Enterprises, Inc.                                              Delaware
Metropolitan Bancshares, Inc.                                                       Colorado
Michigan Financial Corporation                                                      Michigan
MidAmerica Bancshares, Inc.                                                         South Dakota
Midwest Credit Life Insurance Company                                               Arizona
Minnesota Bancshares, Inc.                                                          Minnesota
Mountain Bancshares, Inc.                                                           Colorado
Mustang Financial Corporation                                                       Texas
Napa National Bancorp                                                               California
National Bancorp of Alaska, Inc.                                                    Delaware
National Bancorp of Alaska Insurance Services, LLC                                  Alaska
Nero Limited, LLC                                                                   Delaware
North County Bancorp                                                                California



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

                                                                                    JURISDICTION OF
                                                                                    INCORPORATION OR
DIRECTLY OWNED:                                                                     ORGANIZATION
---------------                                                                     ------------


Northern Prairie Indemnity Limited                                                  Cayman Islands, BWI
Norwest Auto Receivables Corporation                                                Delaware
Norwest Escrow Funding, Inc.                                                        Delaware
Norwest Equity Capital, L.L.C.                                                      Minnesota
Norwest Home Improvement, Inc.                                                      Texas
Norwest Venture Capital Management, Inc.                                            Minnesota
Packers Management Company, Inc.                                                    Nebraska
Peoples Mortgage and Investment Company                                             Iowa
Prime Bancshares, Inc.                                                              Texas
Primrose Asset Management, Inc.                                                     Delaware
Ragen MacKenzie Group Incorporated                                                  Washington
Riverton State Bank Holding Company                                                 Wyoming
Servus Financial Corporation                                                        Delaware
Star Bancshares, Inc.                                                               Texas
Texas Bancshares, Inc.                                                              Texas
The Bank of New Mexico Holding Company                                              New Mexico
The First National Bankshares, Inc.                                                 New Mexico
The Foothill Group, Inc.                                                            Delaware
Wells Fargo Asia Limited                                                            Hong Kong
Wells Fargo Audit Services, Inc.                                                    Minnesota
Wells Fargo Credit, Inc.                                                            Minnesota
Wells Fargo Financial Services, Inc.                                                Delaware
Wells Fargo Insurance, Inc.                                                         Minnesota
Wells Fargo Properties, Inc.                                                        Minnesota
Wells Fargo Services Company                                                        Minnesota
Wells Fargo Trust Company, Cayman Islands                                           Cayman Islands, BWI
WFC Holdings Corporation                                                            Delaware
Wisconsin Bancshares, Inc.                                                          Wisconsin


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

                                                                                    JURISDICTION OF
                                                                                    INCORPORATION OR
INDIRECTLY OWNED:                                                                   ORGANIZATION
-----------------                                                                   ------------


Allied Business Systems, Inc.                                                       Iowa
All-Time ATM, Inc.                                                                  Utah
AMAN Collection Service 1, Inc.                                                     Nevada
AMAN Collection Service, Inc.                                                       South Dakota
Amber Asset Management, Inc.                                                        Maryland
American Securities Company                                                         California
American Securities Company of Nevada                                               Nevada
ATC Realty Fifteen, Inc.                                                            California
ATC Realty Nine, Inc.                                                               California
ATC Realty Sixteen, Inc.                                                            California
ATI Foreclosure Services, Inc.                                                      California
Augustus Ventures, L.L.C.                                                           Nevada
Azalea Asset Management, Inc.                                                       Delaware
Bancshares Insurance Company                                                        Vermont
Blue Jay Asset Management, Inc.                                                     Delaware
Blue Spirit Insurance Company                                                       Vermont
Blueberry Funding Corporation                                                       Nevada
Bluebonnet Asset Management, Inc.                                                   Delaware
Brenton Insurance, Inc.                                                             Iowa
Brenton Investments, Inc.                                                           Iowa
Brenton Realty Services, Ltd.                                                       Iowa
Brenton Mortgages, Inc.                                                             Iowa
Cabela's Card, L.L.C.                                                               Nebraska
Cardinal Asset Management, Inc.                                                     Delaware
Central Pacific Corporation                                                         California
Century Business Credit Corporation                                                 New York
Century Data Services, Inc.                                                         New York
Centurion Agencies, Co.                                                             Iowa
Centurion Agency Nevada, Inc.                                                       Nevada
Centurion Casualty Company                                                          Iowa
Centurion Life Insurance Company                                                    Missouri
CGT Insurance Company, LTD.                                                         Barbados
Charter Equipment Lease 1999-1, LLC                                                 Delaware
Charter Financial Company                                                           Nova Scotia
Charter Funding Corporation V                                                       New York
Charter Holdings, Inc.                                                              Nevada
Chestnut Asset Management, Inc.                                                     Delaware
Clinton Street Garage Company, Inc.                                                 Indiana
CMC Capital, Inc.                                                                   Utah
Collin Equities, Inc.                                                               Texas
Columbine Asset Management, Inc.                                                    Delaware
Commonwealth Leasing Corporation                                                    Minnesota
Community Casualty Co.                                                              Vermont
Copper Asset Management, Inc.                                                       Delaware



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

                                                                                    JURISDICTION OF
                                                                                    INCORPORATION OR
INDIRECTLY OWNED:                                                                   ORGANIZATION
-----------------                                                                   ------------


Crane Asset Management, Inc.                                                        Delaware
Crocker Grande, Inc.                                                                California
Crocker Life Insurance Company                                                      California
Crocker Properties, Inc.                                                            California
Crossland Mortgage Acquisition Company                                              Delaware
Crossland Mortgage Corp.                                                            Utah
DAG Management, Inc.                                                                Colorado
Dial National Community Benefits, Inc.                                              Nevada
Ellis Advertising, Inc.                                                             Iowa
Eastdil Advisors, Inc.                                                              Delaware
Eastdil Broker Services, Inc.                                                       Delaware
Eastdil Equities, Inc.                                                              Delaware
Eastdil Realty Company, L.L.C.                                                      New York
Eastdil U.S., Inc.                                                                  California
Eastdil, Inc.                                                                       Delaware
Elleven Corp.                                                                       Nebraska
Falcon Asset Management, Inc.                                                       Delaware
FCC Holdings Limited                                                                California
FF Capital Corp.                                                                    Delaware
Fidelity Acceptance Holding, Inc.                                                   Nevada
Fidelity National Life Insurance Company                                            Arizona
Finvercon S.A. Compania Financiera                                                  Argentina (Delaware domestication)
Finvercon USA, Inc.                                                                 Nevada
First City Life Insurance Company                                                   Arizona
First Commerce Bancshares of Colorado, Inc.                                         Colorado
First Commerce Investors, Inc.                                                      Nebraska
First Commerce Mortgage Company                                                     Nebraska
First DialWest Escrow Company, Inc.                                                 California
First Interstate Bancorporation, Inc.                                               Kansas
First Interstate Commercial Mortgage Company                                        Delaware
First Security Business Investment Corporation                                      Utah
First Security Hong Kong Agreement Corp.                                            Utah
First Security Information Technology, Inc.                                         Utah
First Security Insurance of New Mexico, Inc.                                        New Mexico
First Security Investment Services, Inc.                                            Utah
First Security Investment Management, Inc.                                          Utah
First Security Investor Services of Wyoming, Inc.                                   Wyoming
First Security Leasing Company                                                      Utah
First Security Leasing Company of Nevada                                            Nevada
First Security Life Insurance Company of Arizona                                    Arizona
First Security Processing Services, Inc.                                            Utah
First Security Service Company                                                      Utah
First Security Specialized Services, Inc.                                           Utah
First Security Trade Services, Ltd.
First Security Trust Company of Nevada                                              Nevada


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


                                                                                    JURISDICTION OF
                                                                                    INCORPORATION OR
INDIRECTLY OWNED:                                                                   ORGANIZATION
-----------------                                                                   ------------


First Security Services of Nevada, Inc.                                             Nevada
First Security Van Kasper, Inc.                                                     Utah
Foothill Capital Corporation                                                        California
Fremont Properties, Inc.                                                            Colorado
FS Capital I                                                                        Delaware
FSVK Investment, Inc.                                                               Utah
Galliard Capital Management, Inc.                                                   Minnesota
Garces Water Company, Inc.                                                          California
Golden Asset Management, Inc.                                                       Delaware
Golden Funding Company                                                              Cayman Islands
Golden Pacific Insurance Company                                                    Vermont
Great Plains Insurance Company                                                      Vermont
Gwaltney & Gwaltney, Inc.                                                           Alaska
IBID, Inc.                                                                          Delaware
Intermountain Insurance Agency, Inc.                                                Washington
IntraWest Asset Management, Inc.                                                    Delaware
IntraWest Insurance Company                                                         Arizona
Iris Asset Management, Inc.                                                         Delaware
Las Vegas Building Corporation                                                      New Mexico
Lilac Asset Management, Inc.                                                        Delaware
Lily Asset Management, Inc.                                                         Delaware
Lincoln Building Corporation                                                        Colorado
Lowry Hill Investment Advisors, Inc.                                                Minnesota
Magnolia Asset Management, Inc.                                                     Delaware
Maier/Hauswirth Investment Advisors, L.L.C.                                         Wisconsin
Marigold Asset Management, Inc.                                                     Delaware
MidAmerica Financial Corporation                                                    Minnesota
Montgomery Estates, Inc.                                                            Texas
Mulberry Asset Management, Inc.                                                     Delaware
Mustang Holdings, Inc.                                                              Delaware
National Bank of Alaska Leasing Corporation                                         Alaska
National Letter Service Co., Inc.                                                   Minnesota
NB Aviation, Inc.                                                                   Alaska
NEP VII - SBIC, LLC                                                                 Minnesota
NETS Electronic Tax Service, LLC                                                    Delaware
NISI Nevada Insurance, Inc.                                                         Nevada
NISI Wyoming Insurance                                                              Wyoming
North Star Mortgage Guaranty Reinsurance Company                                    Vermont
Northland Credit Corporation                                                        Alaska
Northland Escrow Services, Inc.                                                     Alaska
Northland Mortgage Corporation                                                      Delaware
Norwest Asset Acceptance Corporation                                                Delaware
Norwest Auto Finance, Inc.                                                          Minnesota
Norwest do Brasil Servicos LTDA.                                                    Brazil
Norwest Financial Canada Company                                                    Nova Scotia
Norwest Financial Canada DE, Inc.                                                   Ontario


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

                                                                                    JURISDICTION OF
                                                                                    INCORPORATION OR
INDIRECTLY OWNED:                                                                   ORGANIZATION
-----------------                                                                   ------------

Norwest Financial Canada DE 1, Inc.                                                 Delaware
Norwest Financial Coast, Inc.                                                       California
Norwest Financial Investment 1, Inc.                                                Nevada
Norwest Financial Investment 2, Inc.                                                Nevada
Norwest Financial Investment 6, Inc.                                                Nevada
Norwest Financial Investment, Inc.                                                  Nevada
Norwest Investment Management, Inc.                                                 Minnesota
Norwest Mortgage of New York, Inc.                                                  New York
Old Henry, Inc.                                                                     Illinois
Orchid Asset Management, Inc.                                                       Delaware
Osprey Asset Management, Inc.                                                       Delaware
Paragon Capital LLC                                                                 New York
Pelican Asset Management, Inc.                                                      Delaware
Peregrine Capital Management, Inc.                                                  Minnesota
Pheasant Asset Management, Inc.                                                     Delaware
Premium Service/Norwest Financial Coast, Inc.                                       South Carolina
Ragen MacKenzie Investment Services, LLC                                            Delaware
Raspberry Funding LLC                                                               Cayman Islands
Raven Asset Management, Inc.                                                        Delaware
Regency Insurance Agency, Inc.                                                      Minnesota
REI Investors, Inc.                                                                 Delaware
Residential Home Mortgage Investment, L.L.C.                                        Delaware
Residential Home Mortgage, L.L.C.                                                   Delaware
Ruby Asset Management, Inc.                                                         Maryland
Rural Community Insurance Agency, Inc.                                              Minnesota
Rural Community Insurance Company                                                   Minnesota
Sagebrush Asset Management, Inc.                                                    Delaware
Saguaro Asset Management, Inc.                                                      Delaware
Sapphire Asset Management, Inc.                                                     Maryland
Scott Life Insurance Company                                                        Arizona
Silver Asset Management, Inc.                                                       Delaware
Spring Cypress Water Supply Corporation                                             Texas
Stagecoach Insurance Agency, Inc.                                                   California
Star Bancshares of Nevada, Inc.                                                     Nevada
Statewide Acceptance Corporation                                                    Texas
Superior Asset Management, Inc.                                                     Delaware
Superior Guaranty Insurance Company                                                 Vermont
Superior Health Care Management, Inc.                                               Delaware
Telegraph Hill Capital, LLC                                                         Delaware
Texas Bancshares Subsidiary Corporation                                             Delaware
The United Group, Inc.                                                              North Carolina
Tiberius Ventures, L.L.C.                                                           Nevada
Topaz Asset Management, Inc.                                                        Maryland
United California Bank Realty Corporation                                           California
United New Mexico Real Estate Services, Inc.                                        New Mexico
UFS Life Reinsurance Company                                                        Arizona



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

                                                                                    JURISDICTION OF
                                                                                    INCORPORATION OR
INDIRECTLY OWNED:                                                                   ORGANIZATION
-----------------                                                                   ------------



Valley Asset Management, Inc.                                                       Delaware
Van Kasper Advisors, Inc.                                                           California
Wells Fargo Asset Company                                                           Iowa
Wells Fargo Asset Securities Corporation                                            Delaware
Wells Fargo Asset Management Corporation                                            Minnesota
Wells Capital Management Incorporated                                               California
Wells Fargo Bill Presentment Venture Member, LLC                                    Delaware
Wells Fargo Brokerage Services, LLC                                                 Delaware
Wells Fargo Business Credit, Inc.                                                   Minnesota
Wells Fargo Capital A                                                               California
Wells Fargo Capital B                                                               California
Wells Fargo Capital C                                                               California
Wells Fargo Capital I                                                               California
Wells Fargo Capital II                                                              California
Wells Fargo Card Services, Inc.                                                     Iowa
Wells Fargo Cash Centers, Inc.                                                      Nevada
Wells Fargo Corporate Services, Inc.                                                California
Wells Fargo Corporation                                                             Oregon
Wells Fargo Energy Capital, Inc.                                                    Texas
Wells Fargo Escrow Company, LLC                                                     Iowa
Wells Fargo Equipment Finance, Inc.                                                 Minnesota
Wells Fargo Equity Capital, Inc.                                                    California
Wells Fargo Financial Retail Services, Inc.                                         Iowa
Wells Fargo Financing Corporation                                                   California
Wells Fargo Financial Information Services, Inc.                                    Iowa
Wells Fargo Financial Investment 7, Inc.                                            Nevada
Wells Fargo Financial Leasing, Inc.                                                 Iowa
Wells Fargo Financial Preferred Capital, Inc.                                       Iowa
Wells Fargo Financial Puerto Rico, Inc.                                             Delaware
Wells Fargo Financial Resources, Inc.                                               Iowa
Wells Fargo Financial Security Services, Inc.                                       Iowa
Wells Fargo Financial, Inc.1                                                        Iowa
Wells Fargo Fleet Services, Inc.                                                    Minnesota
Wells Fargo Funding, Inc.                                                           Minnesota
Wells Fargo Home Mortgage of New Mexico, Inc.                                       New Mexico
Wells Fargo Home Mortgage, Inc.                                                     California
Wells Fargo Housing Advisors, Inc.                                                  California


----------------------
(1) Wells Fargo Financial, Inc. is the parent and directly or indirectly beneficially owns all the voting securities of certain subsidiaries operating as consumer finance companies, using a version of the name Wells Fargo Financial, Island Finance, Mercury Marine, Reliable Financial and Norwest Financial, in the United States, Canada, Guam and Saipan. (129 subsidiaries as of February 26,
2001). Such subsidiaries were incorporated or otherwise organized in: Alaska, Arizona, California, Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Virginia, Washington, West Virginia, Wisconsin, Wyoming, Canada, Guam and Saipan.


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


                                                                                    JURISDICTION OF
                                                                                    INCORPORATION OR
INDIRECTLY OWNED:                                                                   ORGANIZATION
-----------------                                                                   ------------


Wells Fargo Insurance Nevada, Inc.                                                  Nevada
Wells Fargo Insurance New Mexico, Inc.                                              New Mexico
Wells Fargo Insurance Texas Agency, Inc.                                            Texas
Wells Fargo Insurance Wyoming, Inc.                                                 Wyoming
Wells Fargo International Commercial Services Limited                               Hong Kong
Wells Fargo International Limited                                                   Cayman Islands
Wells Fargo Investment Group, Inc.                                                  Delaware
Wells Fargo Investments, LLC                                                        Delaware
Wells Fargo Leasing Corporation                                                     California
Wells Fargo Mondex, Inc.                                                            Arizona
Wells Fargo Private Client Funding, Inc.                                            Delaware
Wells Fargo Rural Insurance Agency, Inc.                                            Minnesota
Wells Fargo Securities, Inc.                                                        California
Wells Fargo Small Business Investment Company, Inc.                                 California
Wells Fargo Van Kasper, LLC                                                         Delaware
Wells Fargo Ventures, LLC                                                           Delaware
Wells Fargo Ventures, Inc.                                                          Delaware
Wells Fargo West Community Development Corporation                                  Colorado
Wells Fargo, Ltd.                                                                   Hawaii
WFFI Auto Loan Funding LLC 1999-I                                                   Delaware
WFFI Auto Loan Funding LLC 1999-II                                                  Delaware
WFFI Auto Loan Funding LLC 2000-A                                                   Delaware
WFFI Manager, Inc.                                                                  Delaware
WFS Insurance Agency, Inc.                                                          Montana
WFS Insurance Agency, Inc.                                                          Nevada
WFS Insurance Agency, Inc.                                                          Oregon
WFS Insurance Agency, Inc.                                                          Washington
WFS Insurance Agency, Inc.                                                          Wyoming
WFS Insurance Agency New Mexico, Inc.                                               New Mexico
Yucca Asset Management, Inc.                                                        Delaware


NOTE: Not included in the above list of subsidiaries of the Company are inactive subsidiaries, certain subsidiaries formed solely for the purpose of reserving a name, joint ventures, limited partnerships, or foundations managed by the Company or its subsidiaries.

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